UNITED STATES SECURITIES AND EXCHANGE COMMISSION, Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): April 24, 2006

INTERNATIONAL POWER GROUP, LTD.
(Exact name of registrant as specified in its charter)

Delaware	000-51449	20-1686022
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

950 Celebration Blvd., Suite A, Celebration, FL.	34747
(Address of principal executive offices)	(Zip Code)

Registrants’ telephone number: (407) 566-0318

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[     ]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR

230.425)

[     ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR

240.14a-12)

[     ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

(17 CFR 240.14d-2(b))

[     ]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange

Act (17 CFR 240.13e-4(c))

Item 1.01

Entry into a Material Definitive Agreement.

The Registrant (“IPWG”), entered into a binding letter of intent (“LOI”) with Ramboll Danmark, A/S (“Ramboll”), an international waste–to–energy consulting firm, to retain Ramboll to provide consulting services on an exclusive basis to IPWG’s designated clients in connection with locating, obtaining governmental permits, and providing assistance in the construction and operation of IPWG’s waste-energy-plant projects. The LOI was fully executed by the parties on April 24, 2006.

Under its terms, the LOI will expire on June 1, 2006, unless extended by the parties. The LOI contemplates that the parties will enter into a Master of Services Agreement (“Master Agreement”) that will incorporate, among other provisions, the terms and provisions of the LOI, no later than May 31, 2006. The LOI indicates that the first waste-to energy plant building projects for which  Ramboll will provide consulting services will be in Saudi Arabia and England, respectively, and the LOI contemplates that Ramboll will commence providing those services by May 1, 2006. Additional terms of the LOI include the payment to Ramboll of 25,000 Euro dollars as a refundable deposit to offset future billings (which requirement Ramboll has agreed to waive), payment to Ramboll for services rendered on an hourly basis (ranging from 70-200 Euro dollars per hour, subject to adjustment on June 1, 2007), and reimbursement of Ramboll’s costs and expensed as incurred. The particular services to be provided by Ramboll for each waste-to–energy plant building project pursuant to the LOI include:

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Technical, environmental and financial analyses;

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Conceptual design and layout;

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Procurement planning and project structuring;

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Management of the procurement process;

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Preparation of tender documents, bid evaluation and contract negotiations; and

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Contract management, supervision and commissioning.

A copy of the form of binding letter of intent as executed is attached hereto as Exhibit 10.8 and incorporated by reference hereto.

Item 8.01

Other Events.

Press Release

On April 26, 2006, the Registrant issued a press release announcing that it has executed a binding letter of intent to retain Ramboll Danmark A/S as its exclusive consultant in connection with the locating, building and operation its international waste-to-energy plant projects.

A copy of the press release is attached hereto as Exhibit 99.4

Item 9.01

Exhibits.

Exhibit 10.8

Form of Letter of Intent by and between International Power Group, Ltd. and

Ramboll Danmark A/S fully as executed by the parties on April 24, 2006.

Exhibit 99.4

April 26, 2006 Press Release announcing International Power Group, Ltd.

entering into a Letter of Intent with Ramboll Danmark A/S

SIGNATURES.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

INTERNATIONAL POWER GROUP, LTD.

Date: April 26, 2006	By: /s/ Peter Toscano
Peter Toscano
President

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